                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM  8 - K


                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):  April 15, 1999 (April 13,
                                     1999)



                         NATIONAL  STEEL  CORPORATION

            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)



               1-983                                      25-0687210
      (Commission File Number)                 (IRS Employer Identification No.)



  4100 Edison Lakes Parkway,  Mishawaka, IN               46545-3440
  (Address of principal executive offices)                (Zip Code)



  Registrant's telephone number, including area code:    219-273-7000

ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on April 13, 1999 announcing that it has purchased the remaining interest in ProCoil Corporation from Marubeni Corporation. A copy of this press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



Exhibit 99.1  Press release dated April 13, 1999.






                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           NATIONAL STEEL CORPORATION

Date:  April 15, 1999      By: /s/Glenn H. Gage
                              -------------------------------------------------
                              Glenn H. Gage
                              Senior Vice President and Chief Financial Officer